UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Carrara Place
4th Floor Suite 485
6200 South Syracuse Way
Greenwood Village, Colorado 80111
 (Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
 (Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SRT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 24, 2020 (the “Record Date”), our Board of Directors (the “Board”) adopted and approved an amendment to our Amended and Restated 2008 Equity Incentive Plan (as amended or restated from time to time, the “Plan” and such amendment the “Plan Amendment”). The Plan Amendment amends the Plan by increasing the number of shares of common stock reserved for issuance under the Plan by 225,000 shares, to a total of 2,375,000 shares.

The Plan Amendment was subsequently approved on the Record Date, by the written consent (the “Stockholder Written Consent”) of CSP Alpha Holdings Parent Pte Ltd. (“CSP Alpha”) and CSP Victory Limited (“CSP Victory”). As of the close of business on the Record Date, CSP Alpha beneficially owned 21,235,032 shares of common stock representing 52.72% of our total outstanding common stock, and CSP Victory owned 1,540,041 shares of common stock representing 3.82% of our total outstanding common stock.

In accordance with applicable law, on or about October 2, 2020, we sent a notice of the Stockholder Written Consent and a related information statement on Schedule 14C (the “Information Statement”), as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to all stockholders as of the Record Date. Under Rule 14c-2 of the Exchange Act and the terms of the Stockholder Written Consent, the Amendment became effective on October 22, 2020, the date that was 20 days after the Information Statement was first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

The description of the Plan Amendment is qualified in its entirety by reference to the Plan Amendment, included as Exhibit A to our Information Statement, which was filed with the Securities and Exchange Commission on September 29, 2020.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: October 22, 2020	By:	/s/ Ramesh Kamath
Ramesh Kamath
Chief Financial Officer